UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02809 and 811-10095

Name of Fund: BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Advantage U.S.

Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2020

Date of reporting period: 03/31/2020

Item 1 –	Report to Stockholders

MARCH 31, 2020

2020 Annual Report

BlackRock Advantage U.S. Total Market Fund, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For much of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. Now that the virus has spread around the globe and an economic downturn appears inevitable, investors are faced with the question of how long and how deep it will be.

Returns for most securities were robust for the first ten months of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the economy on hold, all types of equities, both in the United States and internationally, ended the reporting period with negative performance.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a positive return, while high-yield corporates were down due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. For the near term, however, the disruption is likely to act as a further drag on corporate earnings, following flat earnings growth in 2019. Nonetheless, there are promising signs that a strong coordinated monetary and fiscal response is beginning to take place, both in the United States and abroad. With measures being taken to contain the virus and provide support to impacted businesses and individuals, we anticipate a sharp increase in economic activity as life returns to normal.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the economic impact of coronavirus countermeasures. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(12.31)%	(6.98)%
U.S. small cap equities (Russell 2000® Index)	(23.72)	(23.99)
International equities (MSCI Europe, Australasia, Far East Index)	(16.52)	(14.38)
Emerging market equities (MSCI Emerging Markets Index)	(14.55)	(17.69)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.04	2.25
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	9.95	18.25
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	3.33	8.93
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.07	3.78
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(10.40)	(6.94)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2020	BlackRock Advantage U.S. Total Market Fund, Inc.

Investment Objective

BlackRock Advantage U.S. Total Market Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2020, the Fund, through its investment in Master Advantage U.S. Total Market LLC (the “Master LLC”), underperformed its benchmark, the Russell 3000® Index.

What factors influenced performance?

Equity returns experienced a sharp bifurcation over last six months of the period. Initially, markets were touching new highs in a strong risk-on rally driven by excitement around a phase one trade deal between the United States and China. The anticipation of the deal and its actual resolution helped boost stocks through mid-February of 2020. However, the spread of a novel coronavirus across the globe resulted in an inflection point leading to a rapid and steep market decline. Investor concerns mounted amid broadly enforced economic shutdowns, which severely impacted expectations for growth and employment. The selloff in the first quarter of 2020 represented one of the worst quarterly returns for U.S. equities on record as volatility hit levels last observed during the global financial crisis. In response, policymakers stepped in with extraordinary fiscal and monetary packages aimed at supporting the market. While this helped equities recover some of the lost ground as the period drew to a close, it was not enough to prevent broadly negative returns for the 12-month period.

Certain macro thematic insights struggled against the rapidly evolving backdrop. Unsurprisingly, a signal that measures sector sensitivity to the Chinese economy struggled as coronavirus concerns escalated. Similarly, macro insights that look toward import costs also lagged. Within fundamental stock selection metrics, more contrarian or value-oriented insights detracted as investors focused on the long-term economic impact of shutdowns needed to stop the spread of coronavirus, which brought into question the future earnings prospects of many value-oriented cyclicals. More traditional value signals, such as comparing valuations across earnings, struggled given the backdrop. Other insights that look to measure productivity and efficient use of assets across firms also weighed on returns, as investors questioned the consistency of such measures given the strong hit to revenues from shutdowns.

Unsurprisingly, given the volatility, fundamental stock selection signals provided needed portfolio ballast. Notably, defensive measures were able to produce strong results given the sharp risk-off tone to the market. Traditional quality insights, such as those with a preference for lower volatility securities, outperformed meaningfully. Additionally, comparing regulatory filings versus press releases in order to capture potential management “spin” was a top performing signal for the period. Performance strength was also seen across less traditional quality measures, such as environmental, social and governance insights. Specifically, a recently added insight that captures an evolving investor preference for sustainability was one of the top-performing signals. Sentiment-based insights also outperformed, including signals that evaluate cross-asset class sentiment. In this vein, bond market-related measures worked well given credit spread volatility, with gains driven through successful positioning in consumer finance and mortgage real estate investment trust companies. Trend-based sentiment measures were broadly able to successfully navigate the evolving market condition, most notably through the use of alternative data sets to capture supply chain disruptions.

Describe recent portfolio activity.

Over the course of the period, the Master LLC maintained a balanced allocation of risk across all major return drivers. However, several new stock selection insights were added to the portfolio. Among these is a new signal that uses the investment adviser’s existing library of insights to create allocation models across individual stocks, building upon earlier machine-learned capabilities developed by the investment adviser. Additionally, a new insight that looks to identify trade crowding from broker concentration was added. Finally, given the dynamism of the current environment, the Master LLC has instituted enhanced signals constructed to identify emerging trends, such as “work from home.”

Describe portfolio positioning at period end.

Relative to the Russell 3000® Index, the Master LLC was positioned essentially neutrally from a sector perspective. The Master LLC had slight overweight positions in the consumer discretionary and consumer staples sectors and slight underweight positions in the real estate and materials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020 (continued)	BlackRock Advantage U.S. Total Market Fund, Inc.

Total Return Based on a $10,000 Investment

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.
(b)

The Fund invests all of its assets in the Master LLC. Under normal circumstances, the Master LLC seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to December 15, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Value Opportunities Fund, Inc.”

(c)	A float-adjusted, market capitalization–weighted index of the 3,000 largest U.S. companies based on total market capitalization that represents about 98% of the investable U.S. equity market.

Performance Summary for the Period Ended March 31, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(13.21)%	(9.60)%	N/A	3.38%	N/A	8.87%	N/A
Investor A	(13.30)	(9.79)	(14.52)%	3.13	2.03%	8.60	8.02%
Investor C	(13.63)	(10.45)	(11.31)	2.33	2.33	7.68	7.68
Class K	(13.18)	(9.53)	N/A	3.39	N/A	8.88	N/A
Class R	(13.39)	(10.00)	N/A	2.87	N/A	8.28	N/A
Russell 3000® Index	(13.70)	(9.13)	N/A	5.77	N/A	10.15	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests all of its assets in the Master LLC. Under normal circumstances, the Master LLC seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to December 15, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Value Opportunities Fund, Inc.”

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$867.90	$2.24	$1,000.00	$1,022.60	$2.43	0.48%
Investor A	1,000.00	867.00	3.41	1,000.00	1,021.35	3.69	0.73
Investor C	1,000.00	863.70	6.90	1,000.00	1,017.60	7.47	1.48
Class K	1,000.00	868.20	2.01	1,000.00	1,022.85	2.18	0.43
Class R	1,000.00	866.10	4.57	1,000.00	1,020.10	4.95	0.98

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master LLC, the expense example reflects the net expenses of both the Fund and the Master LLC in which it invests.

(b)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance	BlackRock Advantage U.S. Total Market Fund, Inc.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waivers and/or reimbursements, the Fund’s performance would have been lower. With respect to the Fund’s contractual waivers, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreements. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2019 and held through March 31, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master LLC may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master LLC’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master LLC can realize on an investment and/or may result in lower distributions paid to shareholders. The Master LLC’s investments in these instruments, if any, are discussed in detail in the Master LLC’s Notes to Financial Statements.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

March 31, 2020

BlackRock
Advantage
U.S. Total
Market Fund, Inc.

ASSETS
Investments at value — Master LLC	$291,646,339
Receivables:
Capital shares sold	227,922
From the Administrator	78,995
Withdrawals from the Master LLC	844,240
Prepaid expenses	41,483

Total assets	292,838,979

LIABILITIES
Payables:
Capital shares redeemed	1,072,162
Officer’s fees	131
Other accrued expenses	132,424
Other affiliates	686
Service and distribution fees	65,712
Transfer agent fees	76,258

Total liabilities	1,347,373

NET ASSETS	$291,491,606

NET ASSETS CONSIST OF
Paid-in capital	$316,024,618
Accumulated loss	(24,533,012)

NET ASSETS	$291,491,606

NET ASSET VALUE
Institutional — Based on net assets of $72,044,316 and 2,990,192 shares outstanding, 100 million shares authorized, $0.10 par value	$24.09

Investor A — Based on net assets of $188,163,917 and 8,174,126 shares outstanding, 100 million shares authorized, $0.10 par value	$23.02

Investor C — Based on net assets of $21,376,087 and 1,472,382 shares outstanding, 100 million shares authorized, $0.10 par value	$14.52

Class K — Based on net assets of $1,548,655 and 64,309 shares outstanding, 2 billion shares authorized, $0.10 par value	$24.08

Class R — Based on net assets of $8,358,631 and 501,773 shares outstanding, 100 million shares authorized, $0.10 par value	$16.66

See notes to financial statements.

FUND FINANCIAL STATEMENTS	7

Statement of Operations

Year Ended March 31, 2020

BlackRock
Advantage
U.S. Total
Market Fund, Inc.

INVESTMENT INCOME
Net investment income allocated from the Master LLC:
Dividends — unaffiliated	$7,531,292
Dividends — affiliated	58,448
Interest — unaffiliated	182
Securities lending income — affiliated — net	35,742
Foreign taxes withheld	(987)
Expenses	(2,175,947)
Fees waived	466,562

Total investment income	5,915,292

FUND EXPENSES
Service and distribution — class specific	1,055,100
Administration	993,348
Transfer agent — class specific	557,341
Professional	94,921
Registration	77,924
Printing	30,299
Accounting services	7,002
Officer	248
Miscellaneous	15,367

Total expenses	2,831,550

Less:
Fees waived and/or reimbursed by the Administrator	(1,218,574)
Transfer agent fees waived and/or reimbursed — class specific	(358,034)

Total expenses after fees waived and/or reimbursed	1,254,942

Net investment income	4,660,350

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER LLC
Net realized gain from investments, capital gain distributions from investment companies, foreign currency transactions and futures contracts	11,003,449
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and futures contracts	(42,147,877)

Total realized and unrealized loss	(31,144,428)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(26,484,078)

See notes to financial statements.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage U.S. Total Market Fund, Inc.
	For the Year Ended March 31,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,660,350	$5,486,974
Net realized gain (loss)	11,003,449	(2,300,573)
Net change in unrealized appreciation (depreciation)	(42,147,877)	25,823,752

Net increase (decrease) in net assets resulting from operations	(26,484,078)	29,010,153

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(2,474,052)	(22,971,347)
Investor A	(6,870,694)	(66,161,942)
Investor C	(1,136,201)	(17,092,830)
Class K	(63,090)	(577,182)
Class R	(431,408)	(6,060,880)

Decrease in net assets resulting from distributions to shareholders	(10,975,445)	(112,864,181)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(96,398,671)	1,369,393

NET ASSETS
Total decrease in net assets	(133,858,194)	(82,484,635)
Beginning of year	425,349,800	507,834,435

End of year	$291,491,606	$425,349,800

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FUND FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market Fund, Inc.

	Institutional

	Year Ended March 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$27.40		$32.34		$34.88		$29.38		$33.01

Net investment income(a)	0.41		0.40		0.17	(b)	0.06	(c)	0.04
Net realized and unrealized gain (loss)	(2.89)		1.34		2.66		6.62		(2.72)

Net increase (decrease) from investment operations	(2.48)		1.74		2.83		6.68		(2.68)

Distributions(d)
From net investment income	(0.38)		(0.45)		(0.09)		—		(0.95)
From net realized gain	(0.45)		(6.23)		(5.28)		(1.18)		—

Total distributions	(0.83)		(6.68)		(5.37)		(1.18)		(0.95)

Net asset value, end of year	$24.09		$27.40		$32.34		$34.88		$29.38

Total Return(e)
Based on net asset value	(9.60)%		6.76%		8.48%		22.72%		(8.11)%

Ratios to Average Net Assets(f)
Total expenses	0.85	%(g)	0.98	%(g)	1.07	%(h)	0.94	%(h)	1.08	%(h)

Total expenses after fees waived and/or reimbursed	0.48	%(g)	0.48	%(g)	0.92	%(h)	0.94	%(h)	1.08	%(h)

Net investment income	1.44	%(g)	1.48	%(g)	0.52	%(b)(h)	0.19	%(c)(h)	0.12	%(h)

Supplemental Data
Net assets, end of year (000)	$72,044		$87,248		$113,466		$155,558		$135,744

Portfolio turnover rate of the Master LLC	123%		142%		147%		68%		71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See notes to financial statements.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market Fund, Inc. (continued)
	Investor A
	Year Ended March 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$26.22		$31.22		$33.76		$28.55		$32.09

Net investment income (loss)(a)	0.33		0.32		0.08	(b)	(0.03	)(c)	(0.02)
Net realized and unrealized gain (loss)	(2.76)		1.30		2.58		6.42		(2.64)

Net increase (decrease) from investment operations	(2.43)		1.62		2.66		6.39		(2.66)

Distributions(d)
From net investment income	(0.32)		(0.39)		(0.02)		—		(0.88)
From net realized gain	(0.45)		(6.23)		(5.18)		(1.18)		—

Total distributions	(0.77)		(6.62)		(5.20)		(1.18)		(0.88)

Net asset value, end of year	$23.02		$26.22		$31.22		$33.76		$28.55

Total Return(e)
Based on net asset value	(9.79)%		6.52%		8.20%		22.36%		(8.28)%

Ratios to Average Net Assets(f)
Total expenses	1.12	%(g)	1.25	%(g)	1.33	%(h)	1.24	%(h)	1.26	%(h)

Total expenses after fees waived and/or reimbursed	0.73	%(g)	0.73	%(g)	1.19	%(h)	1.24	%(h)	1.26	%(h)

Net investment income (loss)	1.19	%(g)	1.24	%(g)	0.23	%(b)(h)	(0.10	)%(c)(h)	(0.06	)%(h)

Supplemental Data
Net assets, end of year (000)	$188,164		$279,014		$309,125		$366,669		$392,584

Portfolio turnover rate of the Master LLC	123%		142%		147%		68%		71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See notes to financial statements.

FUND FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market Fund, Inc. (continued)
	Investor C
	Year Ended March 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$16.83		$22.38		$25.28		$21.80		$24.72

Net investment income (loss)(a)	0.08		0.08		(0.12	)(b)	(0.22	)(c)	(0.20)
Net realized and unrealized gain (loss)	(1.72)		0.83		1.91		4.88		(2.03)

Net increase (decrease) from investment operations	(1.64)		0.91		1.79		4.66		(2.23)

Distributions(d)
From net investment income	(0.22)		(0.23)		—		—		(0.69)
From net realized gain	(0.45)		(6.23)		(4.69)		(1.18)		—

Total distributions	(0.67)		(6.46)		(4.69)		(1.18)		(0.69)

Net asset value, end of year	$14.52		$16.83		$22.38		$25.28		$21.80

Total Return(e)
Based on net asset value	(10.45)%		5.73%		7.35%		21.33%		(9.02)%

Ratios to Average Net Assets(f)
Total expenses	1.98	%(g)	2.12	%(g)	2.16	%(h)	2.07	%(h)	2.09	%(h)

Total expenses after fees waived and/or reimbursed	1.48	%(g)	1.48	%(g)	2.00	%(h)	2.07	%(h)	2.09	%(h)

Net investment income (loss)	0.44	%(g)	0.46	%(g)	(0.52	)%(b)(h)	(0.93	)%(c)(h)	(0.89	)%(h)

Supplemental Data
Net assets, end of year (000)	$21,376		$39,413		$59,781		$130,476		$136,066

Portfolio turnover rate of the Master LLC	123%		142%		147%		68%		71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See notes to financial statements.

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market Fund, Inc. (continued)
			Class K
					Period
					from
	Year Ended March 31,				01/25/18(a) to
	2020		2019		03/31/18

Net asset value, beginning of period	$27.38		$32.34		$34.28

Net investment income (loss)(b)	0.43		0.42		(0.06)
Net realized and unrealized gain (loss)	(2.89)		1.32		(1.88)

Net increase (decrease) from investment operations	(2.46)		1.74		(1.94)

Distributions(c)
From net investment income	(0.39)		(0.47)		—
From net realized gain	(0.45)		(6.23)		—

Total distributions	(0.84)		(6.70)		—

Net asset value, end of period	$24.08		$27.38		$32.34

Total Return(d)
Based on net asset value	(9.53)%		6.74%		(5.66	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.77	%(g)	0.90	%(g)	0.87	%(h)

Total expenses after fees waived and/or reimbursed	0.43	%(g)	0.43	%(g)	0.43	%(h)

Net investment income (loss)	1.49	%(g)	1.53	%(g)	(1.06	)%(h)

Supplemental Data
Net assets, end of period (000)	$1,549		$2,241		$2,736

Portfolio turnover rate of the Master LLC	123%		142%		147%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(h)	Annualized.

See notes to financial statements.

FUND FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market Fund, Inc. (continued)
	Class R
	Year Ended March 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$19.18		$24.61		$27.65		$23.63		$26.74

Net investment income (loss)(a)	0.19		0.19		(0.00	)(b)(c)	(0.11	)(d)	(0.08)
Net realized and unrealized gain (loss)	(1.98)		0.95		2.07		5.31		(2.20)

Net increase (decrease) from investment operations	(1.79)		1.14		2.07		5.20		(2.28)

Distributions(e)
From net investment income	(0.28)		(0.34)		—		—		(0.83)
From net realized gain	(0.45)		(6.23)		(5.11)		(1.18)		—

Total distributions	(0.73)		(6.57)		(5.11)		(1.18)		(0.83)

Net asset value, end of year	$16.66		$19.18		$24.61		$27.65		$23.63

Total Return(f)
Based on net asset value	(10.00)%		6.31%		7.87%		21.97%		(8.50)%

Ratios to Average Net Assets(g)
Total expenses	1.41	%(h)	1.54	%(h)	1.60	%(i)	1.55	%(i)	1.51	%(i)

Total expenses after fees waived and/or reimbursed	0.98	%(h)	0.98	%(h)	1.44	%(i)	1.55	%(i)	1.51	%(i)

Net investment income (loss)	0.94	%(h)	0.98	%(h)	(0.01	)%(b)(i)	(0.42	)%(d)(i)	(0.31	)%(i)

Supplemental Data
Net assets, end of year (000)	$8,359		$17,433		$22,726		$26,004		$23,037

Portfolio turnover rate of the Master LLC	123%		142%		147%		68%		71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Amount is greater than $(0.005) per share.
(d)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(i)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See notes to financial statements.

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements	BlackRock Advantage U.S. Total Market Fund, Inc.

1.	ORGANIZATION

BlackRock Advantage U.S. Total Market Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified. The Fund seeks to achieve its investment objective by investing all of its assets in Master Advantage U.S. Total Market LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. At March 31, 2020, the percentage of the Master LLC owned by the Fund was 100%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan). The Board of Directors of the Fund and the Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Administrator”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted for on a trade date basis. The Fund records its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 3 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Fund entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

FUND NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements (continued)	BlackRock Advantage U.S. Total Market Fund, Inc.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Class R
Distribution Fee	—%	0.75%	0.25%
Service Fee	0.25	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended March 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Class R	Total
$650,105	$334,760	$70,235	$1,055,100

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended March 31, 2020, the Fund did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended March 31, 2020, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class K	Class R	Total
$3,101	$2,715	$559	$4	$88	$6,467

For the year ended March 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Class R	Total
$97,760	$350,402	$83,549	$754	$24,876	$557,341

Other Fees: For the year ended March 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $2,452.

For the year ended March 31, 2020, affiliates received CDSCs as follows:

Investor A	$16
Investor C	270

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.48%
Investor A	0.73
Investor C	1.48
Class K	0.43
Class R	0.98

The Administrator has agreed not to reduce or discontinue these contractual expense limitations through July 31, 2020, unless approved by the Board, including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended March 31, 2020, the Administrator waived and/or reimbursed $1,218,574, which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended March 31, 2020, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Transfer agent fees waived and/or reimbursed — class specific	$54,088	$219,742	$65,656	$754	$17,794	$358,034

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Administrator, are less than the current expense limitation for that share class, the Administrator is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	BlackRock Advantage U.S. Total Market Fund, Inc.

(2) the Administrator or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses was terminated.

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 1, 2019:

Fund Level	$3,149,761
Institutional	161,129
Investor A	569,499
Investor C	194,977
K Shares	1,816
R Shares	51,587

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended March 31, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended March 31, 2020. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	03/31/20	03/31/19

Ordinary income.	$4,573,856	$26,957,982
Long-term capital gains.	6,401,589	85,906,199

	$10,975,445	$112,864,181

As of period end, the tax components of accumulated loss were as follows:

Undistributed ordinary income	$59,233
Net unrealized losses(a)	(24,592,245)

$(24,533,012)

(a)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the timing and recognition of partnership income and the realization for tax purposes of unrealized gains/losses on certain futures contracts.

FUND NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements (continued)	BlackRock Advantage U.S. Total Market Fund, Inc.

6.	CAPITALSHARETRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 03/31/20		Year Ended 03/31/19
	Shares	Amount	Shares	Amount

Institutional
Shares sold	255,642	$7,368,654	270,063	$7,139,139
Shares issued in reinvestment of distributions	74,303	2,169,640	735,291	19,359,007
Shares redeemed	(524,498)	(14,883,270)	(1,329,225)	(36,525,033)

Net decrease	(194,553)	$(5,344,976)	(323,871)	$(10,026,887)

Investor A
Shares sold and automatic conversion of shares	537,991	14,529,303	1,132,063	29,439,798
Shares issued in reinvestment of distributions	227,881	6,362,419	2,415,740	60,954,044
Shares redeemed	(3,232,568)	(88,221,118)	(2,807,025)	(72,207,810)

Net increase (decrease)	(2,466,696)	$(67,329,396)	740,778	$18,186,032

Investor C
Shares sold	240,150	$4,126,718	381,485	$6,363,666
Shares issued in reinvestment of distributions	63,635	1,123,166	1,013,909	16,646,560
Shares redeemed and automatic conversion of shares	(1,172,927)	(20,351,182)	(1,725,428)	(29,221,707)

Net decrease	(869,142)	$(15,101,298)	(330,034)	$(6,211,481)

Class K
Shares sold	9,277	$266,308	17,557	$479,353
Shares issued in reinvestment of dividends	1,957	57,105	21,730	572,043
Shares redeemed	(28,792)	(836,810)	(42,031)	(1,144,005)

Net decrease	(17,558)	$(513,397)	(2,744)	$(92,609)

Class R
Shares sold	101,711	$1,999,457	175,934	$3,446,620
Shares issued in reinvestment of distributions	21,336	431,405	324,341	6,038,037
Shares redeemed	(530,086)	(10,540,466)	(514,881)	(9,970,319)

Net decrease	(407,039)	$(8,109,604)	(14,606)	$(485,662)

Total Net Increase (Decrease)	(3,954,988)	$(96,398,671)	69,523	$1,369,393

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Advantage U.S. Total Market Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage U.S. Total Market Fund, Inc. (the “Fund”), as of March 31, 2020, including the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

May 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended March 31, 2020 that qualified for the dividends-received deduction were as follows:

Fund	Dividends-Received Deduction
BlackRock Advantage U.S. Total Market Fund, Inc.	85.77%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2020:

Fund	Qualified Dividend Income
BlackRock Advantage U.S. Total Market Fund, Inc.	$6,767,205

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2020:

Fund	Qualified Business Income
BlackRock Advantage U.S. Total Market Fund, Inc.	$644,515

The following distribution amounts are hereby designated for the fiscal year ended March 31, 2020:

Fund	20% Rate Long-Term Capital Gain Dividends
BlackRock Advantage U.S. Total Market Fund, Inc.	$6,401,589

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/IMPORTANT TAX INFORMATION	19

Portfolio Information as of March 31, 2020	Master Advantage U.S. Total Market LLC

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Microsoft Corp.	5%
Apple Inc.	5
Amazon.com, Inc.	4
Johnson & Johnson	2
Facebook, Inc., Class A.	2
Mastercard, Inc., Class A	2
Berkshire Hathaway, Inc., Class B	2
PepsiCo, Inc.	1
Alphabet, Inc., Class C	1
Gilead Sciences, Inc.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets

Information Technology	24%
Health Care	15
Financials	11
Consumer Discretionary	11
Communication Services	9
Industrials	9
Consumer Staples	7
Utilities	4
Real Estate	3
Energy	2
Materials	2
Short-Term Securities	8
Liabilities in Excess of Other Assets	(5)

For Master LLC compliance purposes, the Master LLC’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments March 31, 2020	Master Advantage U.S. Total Market LLC (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.1%

Aerospace & Defense — 2.0%
Boeing Co.	3,243	$483,661
Curtiss-Wright Corp.	2,267	209,493
HEICO Corp.(a)	8,108	604,938
Hexcel Corp.	4,479	166,574
Lockheed Martin Corp.	6,371	2,159,450
Northrop Grumman Corp.	503	152,183
Raytheon Co.	6,915	906,902
Teledyne Technologies, Inc.(b)	3,884	1,154,597

		5,837,798

Air Freight & Logistics — 0.2%
Hub Group, Inc., Class A(a)(b)	10,936	497,260
United Parcel Service, Inc., Class B	2,436	227,571

		724,831

Airlines — 0.2%
Alaska Air Group, Inc.	13,726	390,779
Delta Air Lines, Inc.	7,280	207,698
Hawaiian Holdings, Inc.	1,730	18,061

		616,538

Auto Components — 0.2%
Aptiv PLC	477	23,487
BorgWarner, Inc.	7,317	178,315
Dana, Inc.	38,603	301,489
Goodyear Tire & Rubber Co.	19,531	113,670

		616,961

Automobiles — 0.3%
General Motors Co.(a)	11,189	232,507
Harley-Davidson, Inc.	13,325	252,242
Tesla, Inc.(b)	1,012	530,288

		1,015,037

Banks — 3.6%
Bank of America Corp.	85,323	1,811,407
Bank OZK	11,047	184,485
BOK Financial Corp.	936	39,836
Citigroup, Inc.	15,180	639,382
Citizens Financial Group, Inc.	9,226	173,541
Cullen/Frost Bankers, Inc.	12,913	720,416
East West Bancorp, Inc.	4,573	117,709
First Horizon National Corp.	34,068	274,588
First Republic Bank	683	56,197
IBERIABANK Corp.	598	21,624
JPMorgan Chase & Co.	35,827	3,225,505
M&T Bank Corp.	332	34,339
National Bank Holdings Corp., Class A	1,355	32,385
Pinnacle Financial Partners, Inc.	1,509	56,648
PNC Financial Services Group, Inc.	5,019	480,419
Republic First Bancorp, Inc. (b)	63,588	139,258
Sandy Spring Bancorp, Inc.	3,261	73,829
South State Corp.	2,368	139,073
Truist Financial Corp.	9,161	282,525
US Bancorp.	9,695	333,993
Webster Financial Corp.	4,157	95,195
Wells Fargo & Co.	46,053	1,321,721
Wintrust Financial Corp.	1,138	37,395
Zions Bancorp NA	9,738	260,589

		10,552,059

Beverages — 2.5%
Coca-Cola Co.	32,979	1,459,321
Coca-Cola European Partners PLC	5,420	203,413
Molson Coors Beverage Co., Class B	30,805	1,201,703
PepsiCo, Inc.	35,865	4,307,387

		7,171,824

Biotechnology — 4.5%
AbbVie, Inc.	41,351	3,150,533

Security	Shares	Value

Biotechnology (continued)
Amgen, Inc.	8,878	$1,799,837
Biogen, Inc.(b)	1,501	474,886
Gilead Sciences, Inc.	51,115	3,821,357
Immunic, Inc.(b)	4,797	28,638
Incyte Corp.(b)	4,555	333,563
Moderna, Inc.(b)	2,533	75,863
Regeneron Pharmaceuticals, Inc.(b)	1,436	701,184
United Therapeutics Corp.(b)	4,428	419,885
Vertex Pharmaceuticals, Inc.(b)	9,477	2,255,052

		13,060,798

Building Products — 0.6%
Allegion PLC	18,641	1,715,345
Resideo Technologies, Inc.(b)	11,037	53,419

		1,768,764

Capital Markets — 3.2%
Affiliated Managers Group, Inc.	6,805	402,448
Bank of New York Mellon Corp.	8,683	292,443
Charles Schwab Corp.	23,363	785,464
CME Group, Inc.	6,942	1,200,341
E*TRADE Financial Corp.	1,677	57,555
FactSet Research Systems, Inc.	3,643	949,657
Goldman Sachs Group, Inc.	1,313	202,977
Intercontinental Exchange, Inc.	12,492	1,008,729
Invesco Ltd.	14,335	130,162
Moody’s Corp.	3,171	670,667
Morgan Stanley	41,568	1,413,312
Nasdaq, Inc.	1,823	173,094
Northern Trust Corp.	1,669	125,943
S&P Global, Inc.	7,013	1,718,536
T Rowe Price Group, Inc.	445	43,454
TD Ameritrade Holding Corp.	3,051	105,748
Westwood Holdings Group, Inc.	1,929	35,320

		9,315,850

Chemicals — 1.5%
Air Products & Chemicals, Inc.	7,539	1,504,860
Dow, Inc.	4,350	127,194
Ecolab, Inc.	5,852	911,917
FMC Corp.	413	33,738
Linde PLC	268	46,364
LyondellBasell Industries NV, Class A	771	38,265
Mosaic Co.	30,364	328,538
Sherwin-Williams Co.	2,638	1,212,214
Trinseo SA	1,728	31,294

		4,234,384

Commercial Services & Supplies — 0.3%
Cintas Corp.	5,510	954,442

Communications Equipment — 0.5%
Calix, Inc.(b)	29,709	210,340
Ciena Corp.(b)	1,138	45,304
Cisco Systems, Inc.	31,177	1,225,568
ViaSat, Inc.(b)	734	26,365

		1,507,577

Construction & Engineering — 0.7%
Comfort Systems USA, Inc.	22,017	804,721
EMCOR Group, Inc.	12,581	771,467
Fluor Corp.	20,907	144,467
MasTec, Inc.(a)(b)	6,844	224,004

		1,944,659

Consumer Finance — 0.7%
Ally Financial, Inc.	35,014	505,252
American Express Co.	11,031	944,364
Capital One Financial Corp.	9,430	475,461
FirstCash, Inc.	1,137	81,568

		2,006,645

MASTER LLC SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) March 31, 2020	Master Advantage U.S. Total Market LLC (Percentages shown are based on Net Assets)

Security	Shares	Value

Containers & Packaging — 0.1%
Westrock Co.	12,788	$361,389

Distributors — 0.1%
Pool Corp.	1,374	270,362

Diversified Consumer Services — 0.3%
Grand Canyon Education, Inc.(b)	1,651	125,947
H&R Block, Inc.	48,059	676,671
Service Corp. International	658	25,734

		828,352

Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B(b)	24,005	4,388,834

Diversified Telecommunication Services — 1.3%
AT&T Inc.	50,074	1,459,657
CenturyLink, Inc.	29,463	278,720
Cogent Communications Holdings, Inc.	6,307	516,985
Intelsat SA(b)	10,016	15,324
Verizon Communications, Inc.	28,912	1,553,442

		3,824,128

Electric Utilities — 2.3%
Alliant Energy Corp.	22,151	1,069,672
Eversource Energy	27,462	2,147,803
IDACORP, Inc.	19,183	1,684,076
NextEra Energy, Inc.	295	70,983
Pinnacle West Capital Corp.	5,609	425,106
Xcel Energy, Inc.	19,319	1,164,936

		6,562,576

Electrical Equipment — 0.7%
AMETEK, Inc.	16,497	1,188,114
Hubbell, Inc.	8,140	933,984

		2,122,098

Electronic Equipment, Instruments & Components — 0.3%
Avnet, Inc.	6,173	154,942
National Instruments Corp.	25,537	844,764

		999,706

Energy Equipment & Services — 0.2%
Archrock, Inc.	64,198	241,384
Helmerich & Payne, Inc.	2,044	31,989
Patterson-UTI Energy, Inc.	14,883	34,975
Schlumberger Ltd.	3,628	48,942
Seadrill Ltd.(b)	74	32
TechnipFMC PLC	15,792	106,438
Transocean Ltd.(b)	104,889	121,671

		585,431

Entertainment — 0.9%
Activision Blizzard, Inc.	4,764	283,363
Cinemark Holdings, Inc.	6,066	61,813
Live Nation Entertainment, Inc.(b)	1,871	85,056
Netflix, Inc.(b)	1,927	723,589
Spotify Technology SA(b)	3,347	406,460
Walt Disney Co.	9,298	898,187
Zynga, Inc., Class A(b)	10,806	74,021

		2,532,489

Equity Real Estate Investment Trusts (REITs) — 3.0%
Alexandria Real Estate Equities, Inc.	3,306	453,120
American Tower Corp.	1,879	409,152
AvalonBay Communities, Inc.	1,173	172,630
Boston Properties, Inc.	18,640	1,719,167
Brandywine Realty Trust	13,535	142,388
Digital Realty Trust, Inc.	749	104,044
Equinix, Inc.	105	65,580
Equity Residential	10,389	641,105
Essex Property Trust, Inc.	817	179,936
Host Hotels & Resorts, Inc.	50,172	553,899

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Lamar Advertising Co., Class A	22,736	$1,165,902
Macerich Co.	8,922	50,231
National Retail Properties, Inc.	1,381	44,454
Outfront Media, Inc.	12,385	166,950
Park Hotels & Resorts, Inc.	60,270	476,736
Prologis, Inc.	11,138	895,161
QTS Realty Trust, Inc., Class A	1,133	65,725
Realty Income Corp.	1,515	75,538
RLJ Lodging Trust	94,267	727,741
Simon Property Group, Inc.	3,507	192,394
Ventas, Inc.	2,581	69,171
Welltower, Inc.	10,825	495,568

		8,866,592

Food & Staples Retailing — 1.1%
Costco Wholesale Corp.	7,855	2,239,696
Kroger Co.	1,880	56,626
Performance Food Group Co.(a)(b)	7,433	183,744
Walmart, Inc.	5,714	649,225

		3,129,291

Food Products — 1.7%
General Mills, Inc.	33,860	1,786,792
Hershey Co.	15,906	2,107,545
Lamb Weston Holdings, Inc.	3,911	223,318
Lancaster Colony Corp.	4,894	707,868

		4,825,523

Gas Utilities — 0.1%
Southwest Gas Holdings, Inc.	5,853	407,135

Health Care Equipment & Supplies — 2.5%
Abbott Laboratories	14,965	1,180,888
DexCom, Inc.(b)	693	186,604
Edwards Lifesciences Corp.(b)	9,178	1,731,154
IDEXX Laboratories, Inc.(b)	4,048	980,588
Medtronic PLC	288	25,972
STERIS PLC	254	35,552
Stryker Corp.	18,588	3,094,716

		7,235,474

Health Care Providers & Services — 2.9%
AMN Healthcare Services, Inc.(a)(b)	3,684	212,972
Anthem, Inc.	6,918	1,570,663
Cardinal Health, Inc.	1,140	54,652
Cigna Corp.	4,223	748,231
CVS Health Corp.	26,428	1,567,973
HCA Healthcare, Inc.	3,524	316,631
McKesson Corp.(a)	2,199	297,437
UnitedHealth Group, Inc.	14,983	3,736,461

		8,505,020

Health Care Technology — 0.1%
Teladoc Health, Inc.(a)(b)	2,512	389,385

Hotels, Restaurants & Leisure — 1.8%
Boyd Gaming Corp.	29,114	419,824
Chipotle Mexican Grill, Inc.(b)	939	614,482
Choice Hotels International, Inc.	7,796	477,505
Darden Restaurants, Inc.	6,901	375,828
Domino’s Pizza, Inc.	750	243,053
Dunkin’ Brands Group, Inc.	3,185	169,124
Extended Stay America, Inc.	51,295	374,966
International Game Technology PLC	10,718	63,772
McDonald’s Corp.	7,072	1,169,355
Penn National Gaming, Inc.(b)	6,306	79,771
Starbucks Corp.	9,046	594,684
Texas Roadhouse, Inc.	15,589	643,826
Yum! Brands, Inc.	617	42,283

		5,268,473

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	Master Advantage U.S. Total Market LLC (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables — 0.3%
DR Horton, Inc.	19,848	$674,832
Helen of Troy Ltd.(b)	2,143	308,656

		983,488

Household Products — 1.8%
Church & Dwight Co., Inc.	11,418	732,807
Clorox Co.	5,509	954,434
Procter & Gamble Co.	32,794	3,607,340

		5,294,581

Industrial Conglomerates — 0.8%
Carlisle Cos., Inc.	470	58,882
Honeywell International, Inc.	11,175	1,495,103
Roper Technologies, Inc.	2,449	763,623

		2,317,608

Insurance — 1.8%
Arthur J. Gallagher & Co.	14,295	1,165,185
Cincinnati Financial Corp.	11,975	903,514
CNO Financial Group, Inc.	9,106	112,823
First American Financial Corp.	9,504	403,065
Globe Life, Inc.	10,163	731,431
Marsh & McLennan Cos., Inc.	5,598	484,003
Prudential Financial, Inc.	17,807	928,457
Unum Group	12,419	186,409
Willis Towers Watson PLC	1,479	251,208

		5,166,095

Interactive Media & Services — 4.5%
Alphabet, Inc., Class A(b)	3,250	3,776,338
Alphabet, Inc., Class C(b)	3,418	3,974,485
Cargurus, Inc.(b)	4,192	79,396
Facebook, Inc., Class A(a)(b)	30,610	5,105,748
TripAdvisor, Inc.	4,615	80,255
Twitter, Inc.(b)	3,750	92,100
Yelp, Inc.(a)(b)	3,464	62,456

		13,170,778

Internet & Direct Marketing Retail — 4.4%
Amazon.com, Inc.(a)(b)	6,353	12,386,571
Blue Apron Holdings, Inc., Class A(a)(b)	25,936	312,529
Etsy, Inc.(b)	2,294	88,181

		12,787,281

IT Services — 4.9%
Accenture PLC, Class A	1,243	202,932
Automatic Data Processing, Inc.	23,777	3,249,840
Broadridge Financial Solutions, Inc.	4,183	396,674
Fiserv, Inc.(b)	2,880	273,571
Gartner, Inc.(b)	7,788	775,451
Jack Henry & Associates, Inc.	2,524	391,826
ManTech International Corp., Class A(a)	1,138	82,698
Mastercard, Inc., Class A	18,526	4,475,141
Paychex, Inc.	35,961	2,262,666
PayPal Holdings, Inc.(b)	11,814	1,131,072
Unisys Corp.(b)	12,647	156,190
VeriSign, Inc.(b)	516	92,926
Visa, Inc., Class A	4,232	681,860

		14,172,847

Life Sciences Tools & Services — 0.3%
Bio-Rad Laboratories, Inc., Class A(b)	843	295,522
Mettler-Toledo International, Inc.(b)	825	569,671
Waters Corp.(b)	294	53,523

		918,716

Machinery — 1.9%
AGCO Corp.	1,182	55,850
Fortive Corp.	554	30,575
IDEX Corp.	9,348	1,291,052
Oshkosh Corp.	15,006	965,336
PACCAR, Inc.	43,525	2,660,683

Security	Shares	Value

Machinery (continued)
Snap-on, Inc.	5,838	$635,291
Xylem, Inc.	562	36,603

		5,675,390

Media — 2.2%
AMC Networks, Inc., Class A(a)(b)	9,053	220,078
Comcast Corp., Class A	22,966	789,571
Discovery, Inc., Class A(b)	72,879	1,416,768
Gray Television, Inc.(a)(b)	12,132	130,298
iHeartMedia, Inc., Class A(a)(b)	13,523	98,853
Interpublic Group of Cos., Inc.	114,236	1,849,481
Liberty Media Corp. — Liberty SiriusXM, Class A(b)	970	30,739
Sirius XM Holdings, Inc.	365,623	1,806,178

		6,341,966

Metals & Mining — 0.2%
Alcoa Corp.(b)	30,327	186,814
Materion Corp.	5,997	209,955
Reliance Steel & Aluminum Co.	599	52,466

		449,235

Multiline Retail — 0.8%
Dollar General Corp.	11,190	1,689,802
Target Corp.	5,736	533,276

		2,223,078

Multi-Utilities — 0.4%
Ameren Corp.	8,034	585,116
CMS Energy Corp.	7,038	413,483
Consolidated Edison, Inc.	2,138	166,764
DTE Energy Co.	668	63,440

		1,228,803

Oil, Gas & Consumable Fuels — 2.2%
Apache Corp.	6,986	29,201
Chevron Corp.	13,768	997,629
Concho Resources, Inc.	1,745	74,773
ConocoPhillips	11,596	357,157
Continental Resources, Inc.(a)	58,234	444,908
Devon Energy Corp.	27,611	190,792
EOG Resources, Inc.	28,489	1,023,325
Exxon Mobil Corp.	34,048	1,292,803
Marathon Oil Corp.	151,033	496,899
Marathon Petroleum Corp.	12,322	291,046
Oasis Petroleum, Inc.(b)	35,935	12,577
Pioneer Natural Resources Co.	524	36,759
Range Resources Corp.	17,166	39,138
SM Energy Co.	6,395	7,802
Teekay Corp.(b)	14,949	47,239
Valero Energy Corp.	10,482	475,464
Williams Cos., Inc.	37,438	529,748

		6,347,260

Paper & Forest Products — 0.4%
Boise Cascade Co.	13,115	311,875
Clearwater Paper Corp.(a)(b)	3,494	76,204
Domtar Corp.	23,750	513,950
Verso Corp., Class A(b)	13,864	156,386

		1,058,415

Personal Products — 0.3%
Estee Lauder Cos., Inc., Class A	5,568	887,205

Pharmaceuticals — 5.1%
Allergan PLC	285	50,473
Bristol-Myers Squibb Co.	24,208	1,349,354
Eli Lilly & Co.	3,459	479,832
Johnson & Johnson	47,600	6,241,788
Merck & Co., Inc.	35,799	2,754,375
Mylan NV(b)	9,268	138,186
Pfizer, Inc.	54,174	1,768,239

MASTER LLC SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) March 31, 2020	Master Advantage U.S. Total Market LLC (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Prestige Consumer Healthcare, Inc.(b)	9,605	$352,311
Zoetis, Inc.	16,011	1,884,335

		15,018,893

Professional Services — 0.1%
IHS Markit Ltd.	964	57,840
Robert Half International, Inc.	8,228	310,607

		368,447

Road & Rail — 0.4%
CSX Corp.	5,179	296,757
Landstar System, Inc.	3,871	371,074
Lyft, Inc., Class A(b)	5,415	145,393
Norfolk Southern Corp.	661	96,506
Uber Technologies, Inc.(b)	2,996	83,648
Union Pacific Corp.	1,052	148,374
Universal Logistics Holdings, Inc.	8,923	116,891

		1,258,643

Semiconductors & Semiconductor Equipment — 3.5%
Broadcom, Inc.	1,350	320,085
Cirrus Logic, Inc.(b)	15,975	1,048,439
Cypress Semiconductor Corp.	3,404	79,381
Intel Corp.	48,647	2,632,776
Lam Research Corp.	5,282	1,267,680
Maxim Integrated Products, Inc.	2,077	100,963
NVIDIA Corp.	7,135	1,880,786
QUALCOMM, Inc.	3,847	260,250
Skyworks Solutions, Inc.	18,207	1,627,342
Texas Instruments, Inc.	10,502	1,049,465

		10,267,167

Software — 9.7%
8x8, Inc.(b)	18,465	255,925
Adobe, Inc.(b)	11,453	3,644,803
Atlassian Corp. PLC, Class A(b)	3,308	454,056
Citrix Systems, Inc.	3,347	473,768
Cloudflare, Inc., Class A(b)	12,035	282,582
DocuSign, Inc.(a)(b)	5,144	475,306
Intuit, Inc.	7,045	1,620,350
Manhattan Associates, Inc.(b)	3,443	171,530
Microsoft Corp.	92,320	14,559,787
New Relic, Inc.(b)	1,469	67,927
Paylocity Holding Corp.(b)	3,985	351,955
RingCentral, Inc., Class A(b)	2,011	426,151
salesforce.com, Inc.(b)	16,563	2,384,741
ServiceNow, Inc.(b)	4,580	1,312,536
Slack Technologies, Inc., Class A(b)	9,918	266,199
Smartsheet, Inc., Class A(b)	7,168	297,544
Teradata Corp.(b)	3,382	69,297
Workday, Inc., Class A(b)	3,526	459,156
Zoom Video Communications, Inc., Class A(b)	1,987	290,340
Zscaler, Inc.(b)	5,549	337,712

		28,201,665

Specialty Retail — 1.3%
Best Buy Co., Inc.	4,060	231,420
Group 1 Automotive, Inc.	1,786	79,048
Home Depot, Inc.	12,017	2,243,694
Lithia Motors, Inc., Class A	2,015	164,807
Lowe’s Cos., Inc.	5,745	494,357
O’Reilly Automotive, Inc.(b)	399	120,119
TJX Cos., Inc.	7,407	354,129

		3,687,574

Technology Hardware, Storage & Peripherals — 4.8%
Apple Inc.	53,824	13,686,905
HP, Inc.	16,906	293,488

		13,980,393

Textiles, Apparel & Luxury Goods — 1.1%
Lululemon Athletica, Inc. (b)	3,447	653,379

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
NIKE, Inc., Class B	28,786	$2,381,754
Ralph Lauren Corp.	3,475	232,234

		3,267,367

Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp.	27,079	171,952

Trading Companies & Distributors — 0.5%
GATX Corp.(a)	23,938	1,497,561

Water Utilities — 0.9%
American Water Works Co., Inc.	21,324	2,549,497

Wireless Telecommunication Services — 0.5%
Gogo, Inc.(a)(b)	22,424	47,539
Telephone & Data Systems, Inc.	48,891	819,413
United States Cellular Corp.(b)	16,432	481,293

		1,348,245

Total Common Stocks — 97.1% (Cost: $304,788,089)		283,070,575

Rights — 0.0%

Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co. — CVR(b)	8,974	34,101

Total Rights — 0.0% (Cost: $20,640)		34,101

Total Long-Term Investments — 97.1% (Cost: $304,808,729)		283,104,676

Short-Term Securities — 8.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%(c)(e)	8,072,097	8,072,097

SL Liquidity Series, LLC, Money Market Series, 0.88%(c)(d)(e)	16,029,626	16,026,420

Total Short-Term Securities — 8.2% (Cost: $24,096,949)		24,098,517

Total Investments — 105.3% (Cost: $328,905,678)		307,203,193

Liabilities in Excess of Other Assets — (5.3)%		(15,556,854)

Net Assets — 100.0%		$291,646,339

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	Master Advantage U.S. Total Market LLC

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)

Investments in issuers considered to be an affiliate/affiliates of the Master LLC during the year ended March 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 03/31/19	Shares Purchased		Shares Sold	Shares Held at 03/31/20	Value at 03/31/20	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,680,904	3,391,193	(b)	—	8,072,097	$8,072,097	$58,448		$6	$—
SL Liquidity Series, LLC, Money Market Series	—	16,029,626	(b)	—	16,029,626	16,026,420	35,742	(c)	(903)	1,568

						$24,098,517	$94,190		$(897)	$1,568

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviation

CVR	Contingent Value Rights

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	72	06/19/20	$9,251	$662,635

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation(a)	$—	$—	$662,635	$—	$—	$—	$662,635

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts is reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the year ended March 31, 2020, the effect of derivative financial instruments in the Statement of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$(1,436,232)	$—	$—	$—	$(1,436,232)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$624,058	$—	$—	$—	$624,058

MASTER LLC SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) March 31, 2020	Master Advantage U.S. Total Market LLC

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,986,634

For more information about the Master LLC’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master LLC’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master LLC’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$283,070,575	$—	$—	$283,070,575
Rights(a)	34,101	—	—	34,101
Short-Term Securities	8,072,097	—	—	8,072,097

Subtotal	$291,176,773	$—	$—	$291,176,773

Investments Valued at NAV(b)				16,026,420

Total Investments				$307,203,193

(a) See above Schedule of Investments for values in each industry.

(b) Certain investments of the Master LLC were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets:
Equity contracts	$662,635	$—	$—	$662,635

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

March 31, 2020

Master Advantage U.S. Total Market LLC

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $15,623,836) (cost — $304,808,729)	$283,104,676
Investments at value — affiliated (cost $24,096,949)	24,098,517
Cash pledged for futures contracts	885,000
Receivables:
Investments sold	4,280,909
Securities lending income — affiliated	6,500
Dividends — affiliated	2,460
Dividends — unaffiliated	287,697
Prepaid expenses	3,307

Total assets	312,669,066

LIABILITIES
Bank overdraft	11,385
Cash collateral on securities loaned at value	16,025,756
Payables:
Investments purchased	3,835,788
Directors’ fees	3,636
Investment advisory fees	81,158
Other accrued expenses	73,268
Other affiliates	2,628
Variation margin on futures contracts	144,868
Withdrawals to investors	844,240

Total liabilities	21,022,727

NET ASSETS	$291,646,339

NET ASSETS CONSIST OF
Investors’ capital	$312,686,249
Net unrealized depreciation	(21,039,910)

NET ASSETS	$291,646,339

See notes to financial statements.

MASTER LLC FINANCIAL STATEMENTS	27

Statement of Operations

Year Ended March 31, 2020

Master Advantage U.S. Total Market LLC

INVESTMENT INCOME
Dividends — unaffiliated	$7,531,292
Dividends — affiliated	58,448
Interest — unaffiliated	182
Securities lending income — affiliated — net	35,742
Foreign taxes withheld	(987)

Total investment income	7,624,677

EXPENSES
Investment advisory	1,987,658
Accounting services	63,851
Professional	55,564
Custodian	36,139
Directors	12,434
Printing	9,766
Miscellaneous	10,535

Total expenses	2,175,947
Less fees waived and/or reimbursed by the Manager	(466,562)

Total expenses after fees waived and/or reimbursed	1,709,385

Net investment income	5,915,292

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	12,440,576
Investments — affiliated	(903)
Capital gain distributions from investment companies — affiliated	6
Foreign currency transactions	2
Futures contracts	(1,436,232)

11,003,449

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(42,773,480)
Investments — affiliated	1,568
Foreign currency translations	(23)
Futures contracts	624,058

(42,147,877)

Net realized and unrealized loss	(31,144,428)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,229,136)

See notes to financial statements.

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	Master Advantage U.S. Total Market LLC
	Year Ended March 31,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,915,292	$7,125,403
Net realized gain (loss)	11,003,449	(2,300,573)
Net change in unrealized appreciation (depreciation)	(42,147,877)	25,823,752

Net increase (decrease) in net assets resulting from operations	(25,229,136)	30,648,582

CAPITAL TRANSACTIONS
Proceeds from contributions	28,110,254	46,883,444
Value of withdrawals	(137,146,791)	(159,636,160)

Net decrease in net assets derived from capital share transactions	(109,036,537)	(112,752,716)

NET ASSETS
Total decrease in net assets	(134,265,673)	(82,104,134)
Beginning of year	425,912,012	508,016,146

End of year	$291,646,339	$425,912,012

Financial Highlights

	Master Advantage U.S. Total Market LLC
	Year Ended March 31,
	2020	2019	2018		2017		2016

TOTAL RETURN
Total return	(9.56)%	6.81%	8.85%		23.13%		(7.59)%

RATIOS TO AVERAGE NET ASSETS
Total expenses	0.55%	0.54%	0.55%		0.55%		0.55%

Total expenses after fees waived and/or reimbursed	0.43%	0.42%	0.55%		0.54%		0.55%

Net investment income	1.49%	1.55%	0.88	%(a)	0.59	%(b)	0.65%

SUPPLEMENTAL DATA
Net assets, end of year (000)	$291,646	$425,912	$508,016		$679,635		$688,633

Portfolio turnover rate	123%	142%	147%		68%		71%

(a)	Ratio of net investment income to average net assets includes 0.20%, resulting from a special dividend.
(b)	Ratio of net investment income to average net assets includes 0.08%, resulting from a special dividend.

See notes to financial statements.

MASTER LLC FINANCIAL STATEMENTS	29

Notes to Financial Statements	Master Advantage U.S. Total Market LLC

1.	ORGANIZATION

Master Advantage U.S. Total Market LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master LLC is classified as diversified. The Master LLC is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Master LLC, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master LLC is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. .

Foreign Currency Translation: The Master LLC’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master LLC does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master LLC reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Master LLC enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master LLC may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master LLC may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master LLC enters into contracts that contain a variety of representations that provide general indemnification. The Master LLC’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master LLC, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Master LLC may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master LLC’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master LLC’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	Master Advantage U.S. Total Market LLC

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master LLC’s net assets. Each business day, the Master LLC uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Master LLC values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master LLC might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments) The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2020, certain investments of the Master LLC were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master LLC may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master LLC collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master LLC is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master LLC and any additional required collateral is delivered to the Master LLC, or excess collateral returned by the Master LLC, on the next business day. During the term of the loan, the Master LLC is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master LLC’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master LLC under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional

MASTER LLC NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (continued)	Master Advantage U.S. Total Market LLC

collateral. In the event that a borrower defaults, the Master LLC, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master LLC can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master LLC’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount(b)
BofA Securities, Inc.	$22,472	$(22,472)	$—
Credit Suisse Securities (USA) LLC	832,258	(810,998)	21,260
Deutsche Bank Securities, Inc.	295,758	(295,758)	—
Goldman Sachs & Co.	12,817,073	(12,817,073)	—
J.P. Morgan Securities LLC	1,143,764	(1,143,764)	—
National Finance Services LLC	61,825	(61,722)	103
State Street Bank & Trust Company	450,686	(450,686)	—

	$15,623,836	$(15,602,473)	$21,363

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master LLC is disclosed in the Master LLC’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2020. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master LLC benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master LLC could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master LLC.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master LLC engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master LLC and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master LLC and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master LLC is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master LLC agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC entered into an Investment Advisory Agreement with the Manager, the Master LLC’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC.

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	Master Advantage U.S. Total Market LLC

For such services, the Master LLC pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master LLC’s net assets:

Average Daily Net Assets	Investment Advisory Fee

First $1 Billion	0.500%
$1 Billion — $1.5 Billion	0.475
Greater than $1.5 Billion	0.450

Expense Waivers and Reimbursements: With respect to the Master LLC, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master LLC’s investments in other affiliated investment companies, if any. For the year ended March 31, 2020, the amount waived was $2,436.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master LLC’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through July 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Master LLC, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Master LLC. For the year ended March 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager has also voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees to enable the feeder that invests in the Master LLC to limit expenses, if applicable. The Manager may discontinue this voluntary waiver at any time. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended March 31, 2020, the amount waived and/or reimbursed was $464,126.

For the year ended March 31, 2020, the Master LLC reimbursed the Manager $5,018 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master LLC, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master LLC is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Master LLC. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master LLC retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master LLC retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master LLC, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2020, the Master LLC retained 73.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Master LLC is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended March 31, 2020, the Master LLC paid BIM $12,335 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master LLC may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master LLC’s investment policies and restrictions. The Master LLC is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan

MASTER LLC NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (continued)	Master Advantage U.S. Total Market LLC

rate, as calculated according to a formula established by the Board.

During the year ended March 31, 2020, the Master LLC did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

7.	PURCHASES AND SALES

For the year ended March 31, 2020, purchases and sales of investments, excluding short-term securities, were $478,932,619 and $587,625,306, respectively.

8.	INCOME TAX INFORMATION

The Master LLC is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master LLC is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no U.S. federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

As of March 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$331,822,641

Gross unrealized appreciation	$23,401,095
Gross unrealized depreciation	(48,020,543)

Net unrealized depreciation.	$(24,619,448)

9.	BANK BORROWINGS

The Master LLC, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master LLC may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master LLC, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended March 31, 2020, the Master LLC did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master LLC invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master LLC to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master LLC and its investments. The Master LLC’s prospectus provides details of the risks to which the Master LLC is subject.

The Master LLC may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master LLC may invest in illiquid investments. An illiquid investment is any investment that the Master LLC reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master LLC may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master LLC’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master LLC may lose value, regardless of the individual results of the securities and other instruments in which the Master LLC invests.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Master LLC may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	Master Advantage U.S. Total Market LLC

market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master LLC since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master LLC does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master LLC.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Master LLC’s financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 16, 2020, the credit agreement was extended until April 2021 under the same terms.

MASTER LLC NOTES TO FINANCIAL STATEMENTS	35

Report of Independent Registered Public Accounting Firm

To the Investor and Board of Directors of Master Advantage U.S. Total Market LLC:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Master Advantage U.S. Total Market LLC (the “Fund”), including the schedule of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

May 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Directors (the “Board”) of BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	37

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	36 RICs consisting of 151 Portfolios	None
Bruce R. Bond 1946	Director (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	36 RICs consisting of 151 Portfolios	None
Susan J. Carter 1956	Director (Since 2019)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	36 RICs consisting of 151 Portfolios	None
Collette Chilton 1958	Director (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	36 RICs consisting of 151 Portfolios	None
Neil A. Cotty 1954	Director (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	36 RICs consisting of 151 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President—Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	36 RICs consisting of 151 Portfolios	None
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	36 RICs consisting of 151 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp.
Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	36 RICs consisting of 151 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	36 RICs consisting of 151 Portfolios	None
Joseph P. Platt 1947	Director (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	36 RICs consisting of 151 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Director (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 151 Portfolios	None
Claire A. Walton 1957	Director (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	36 RICs consisting of 151 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	39

Director and Officer Information  (continued)

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 262 Portfolios	None
John M. Perlowski(e) 1964	Director (Since 2015), President, and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 263 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s/Master LLC’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s/Master LLC’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Fund/Master LLC serve at the pleasure of the Board.

Further information about the Fund’s/Master LLC’s Directors and Officers is available in the Fund’s/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2019, Robert M. Hernandez retired as Director of the Fund/Master LLC.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund/Master LLC

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	41

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund/Master LLC’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	43

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

VO-3/20-AR

Item 2 –

Code of Ethics – Each registrant (or each, a “Fund” or together, the “Funds”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Robert M. Hernandez

Henry R. Keizer

Kenneth L. Urish

Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage U.S. Total Market Fund, Inc.	$8,160	$8,160	$0	$4,000	$13,900	$13,100	$0	$0
Master Advantage U.S. Total Market LLC	$30,600	$36,618	$0	$0	$0	$0	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of each Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to each Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to each Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrants will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrants or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage U.S. Total Market Fund, Inc.	$13,900	$17,100
Master Advantage U.S. Total Market LLC	$0	$0

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and accounting research subscription tool were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC

Date: June 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC

Date: June 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC

Date: June 4, 2020